Exhibit 99.1

News Release

FOR IMMEDIATE RELEASE	Contact:	Jill Schmidt
(952) 594-3385

INTERNATIONAL  MULTIFOODS  ENTERS  INTO  AGREEMENT

TO  SELL  ITS  FOODSERVICE  DISTRIBUTION  BUSINESS

Decision Underscores Multifoods’ Focus on Branded Food Products

Company to Account for Unit as Discontinued Operation;

Transaction to Reduce Fiscal 2003 EPS Up to 40 Cents

MINNEAPOLIS, July 30, 2002 — International Multifoods Corp. (NYSE: IMC) today announced that it has entered into an agreement with a newly formed affiliate of Wellspring Capital Management LLC, a private equity investment firm based in New York City, to sell the stock of its foodservice distribution business for approximately $180 million in cash, subject to closing adjustments, such as the level of working capital.  The purchase price assumes a working capital level at closing of about $135 million.

The transaction is dependent upon the completion of buyer’s financing and customary closing conditions, including regulatory and Multifoods’ lender approvals.  Wellspring and its affiliate have received financing commitments for the entire purchase price, subject to customary conditions.  The transaction is expected to be completed before the end of September.

Multifoods intends to use the cash proceeds following completion of the transaction to reduce debt.

“The decision to sell the company’s foodservice distribution business represents another important step forward in Multifoods’ transformation to a branded food products company,” said Gary E. Costley, International Multifoods chairman and chief executive officer.  “By divesting the foodservice distribution business, we can now focus our full attention on food manufacturing and build on our expertise in grain-based foods.  Furthermore, the cash generated from this sale will allow us to significantly reduce our debt and improve our financial position.

“The management team of Wellspring, led by George Holm, has significant experience in foodservice distribution,” Costley said.  “We are pleased to have found a buyer that understands this business.  Multifoods Distribution Group employees, customers and suppliers will have the opportunity to continue to build on the existing platform and grow as part of a team focused on the foodservice and vending distribution industries.”

William F. Dawson, Jr., a partner of Wellspring, said, “Wellspring is excited about the prospect of working with industry veterans of George Holm’s and Pat Mulhern’s caliber to accelerate the sales of VSA and continue to profitably grow the foodservice distribution business.”

“We are privileged to take on the Multifoods foodservice distribution business and its 2,500 associates,” said George Holm, president and chief executive officer of the newly formed company.  “We will be driven to please our customers and suppliers in the vending and foodservice distribution industries.”

As a result of this action, Multifoods must now report its foodservice distribution business as a discontinued operation.  The attached tables include the reclassified results for the first quarter of fiscal 2003 and for the full year and each quarter of fiscal 2002.

The company said that it expects the divestiture to reduce earnings per share by up to 40 cents in the current fiscal year ending March 1, 2003.  As a result, full-year fiscal 2003 earnings from continuing operations are expected to be in the range of $1.50 to $1.60 per share.  The company expects second-quarter earnings from continuing operations of 18 cents to 20 cents per share.

The company expects to record a non-cash, pre-tax charge of approximately $50 million, or $32 million after tax, related to the sale of its distribution business.  At the end of June, the net book value of Multifoods Distribution Group was approximately $216 million.

The divestiture is expected to be accretive to Economic Value Added (EVA) by approximately $9 million over the next 12 months.

On a discontinued operations basis, Multifoods Distribution Group’s net sales for the fiscal year ended March 2, 2002, were $2.24 billion, operating earnings before unusual items were $17.8 million and net earnings were $4.2 million, or 22 cents per share.

Multifoods Distribution Group, headquartered in Denver, is a leading distributor to vending operators and foodservice customers in targeted segments of the foodservice industry.  The business unit is the nation’s No. 1 distributor to vending operators and is a leading supplier to independent pizza restaurants and sandwich shops.  Multifoods Distribution Group employs approximately 2,500 people and operates 27 distribution centers throughout the United States.  The distribution business accounts for approximately 70 percent of International Multifoods’ sales and 20 percent of its total operating earnings.

About International Multifoods

International Multifoods is a manufacturer and marketer of branded consumer foods and foodservice products in North America.  The company’s food manufacturing businesses have combined net sales of approximately $1 billion.  Multifoods’ brands include Pillsbury® desserts and baking mixes; Hungry Jack® pancake mixes, syrup and potatoes; Martha White® baking mixes and ingredients; Robin Hood® flour and baking mixes; Pet® evaporated milk and dry creamer; Farmhouse Foods® rice and pasta side dishes; Bick’s® pickles and condiments in Canada; Softasilk®, a premium cake flour; Red River® hot flax cereal; and Golden Temple®.  Further information about Multifoods is available on the Internet at www.multifoods.com.

About Wellspring Capital Management LLC

Wellspring Capital Management LLC is a New York-based private equity firm with over $350 million under management.  The firm is focused on acquiring companies where it can realize substantial value by contributing management expertise, innovative operating and financing strategies, and capital.

Conference Call

International Multifoods will host a conference call and webcast today beginning at 11 a.m. (EDT), 10 a.m. (CDT) to discuss its agreement to sell Multifoods Distribution Group.  The live webcast can be accessed at www.multifoods.com under Investor Relations.  A replay will be available approximately two hours after completion of the live webcast at the same Web address.

Forward-Looking Language

This news release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on current expectations or beliefs, including, but not limited to, statements concerning the company’s operations and financial performance and condition. For this purpose, statements that are not statements of historical fact may be deemed to be forward-looking statements. The company cautions that these statements by their nature involve risks and uncertainties, and actual results may differ materially depending on a variety of important factors, including, among others, successful completion of the integration of the acquired businesses; reliance on General Mills, Inc., to provide material transition and co-pack services to our U.S. Consumer Products Division, including the conversion of the General Mills Toledo plant for our use; the closing of the sale of Multifoods Distribution Group; the impact of competitive products and pricing; changes in consumer preferences and tastes or perceptions of health-related issues; effectiveness of advertising or market-spending programs; market or weather conditions that may affect the costs of grain, cheese, other raw materials, fuel and labor; changes in laws and regulations; fluctuations in interest rates; fluctuations in foreign exchange rates; risks commonly encountered in international trade; and other factors as may be discussed in the company’s Annual Report on Form 10-K for the year ended March 2, 2002, and other reports filed with the Securities and Exchange Commission.

# # #

International Multifoods Corporation

Segment and Earnings Digest

(unaudited)

(in millions, except per share data)

FY 2003 - First Quarter Ended June 1

	Net Sales	Operating Costs	Operating Earnings
U.S. Consumer Products	$86.0	$(75.5)	$10.5
U.S. Foodservice Products	58.3	(56.7)	1.6
Canadian Foods	66.1	(62.3)	3.8
Corporate	—	(4.1)	(4.1)
Total	$210.4	$(198.6)	$11.8

Reconciliation of operating earnings to net loss:

Total
Operating earnings	$11.8
Interest, net	(6.5)
Earnings from continuing operations before income taxes	5.3
Income taxes	(2.0)
Earnings from continuing operations	3.3
Loss from discontinued operations	(39.7)
Net loss	$(36.4)
Basic loss per share:
Continuing operations	$0.17
Discontinued operations	(2.08)
Total	$(1.91)

Diluted loss per share:
Continuing operations	$0.17
Discontinued operations	(2.04)
Total	$(1.87)

International Multifoods Corporation

Consolidated Statements of Operations

(unaudited)

First Quarter Ended June 1, 2002

(in millions, except per share data)
Net sales	$210.4
Cost of materials and production	(148.6)
Delivery and distribution	(19.9)

Gross profit	41.9
Selling, general and administrative	(30.1)

Operating earnings	11.8
Interest, net	(6.5)

Earnings from continuing operations before income taxes	5.3
Income taxes	(2.0)

Earnings from continuing operations	3.3
Loss from discontinued operations	(39.7)

Net loss	$(36.4)

Basic loss per share:
Continuing operations	$0.17
Discontinued operations	(2.08)

Total	$(1.91)

Diluted loss per share:
Continuing operations	$0.17
Discontinued operations	(2.04)

Total	$(1.87)

Average shares outstanding:
Basic	19.0
Diluted	19.5

International Multifoods Corporation

Segment and Earnings Digest

(unaudited)

(in millions, except per share data)

FY 2002 - Twelve Months Ended March 2

	Net Sales	Operating Costs	Operating Earnings Before Unusual Items	Unusual Items	Operating Earnings
U.S. Consumer Products	$109.7	$(97.4)	$12.3	$—	$12.3
U.S. Foodservice Products	215.8	(210.8)	5.0	(0.9)	4.1
Canadian Foods	272.4	(249.5)	22.9	1.5	24.4
Corporate	—	(10.9)	(10.9)	(0.3)	(11.2)
Total	$597.9	$(568.6)	$29.3	$0.3	$29.6

Reconciliation of operating earnings to net earnings:

	Before Unusual Items	Unusual Items	Total
Operating earnings	$29.3	$0.3	$29.6
Interest, net	(11.6)	—	(11.6)
Loss on cancellation of debt offering	(10.3)	—	(10.3)
Other income (expense), net	(0.2)	—	(0.2)
Earnings from continuing operations before income taxes	7.2	0.3	7.5
Income taxes	(2.7)	0.2	(2.5)
Earnings from continuing operations	4.5	0.5	5.0
Earnings from discontinued operations	4.9	(0.7)	4.2
Net earnings	$9.4	$(0.2)	$9.2

Basic earnings per share:
Continuing operations	$0.25	$0.02	$0.27
Discontinued operations	0.25	(0.03)	0.22
Total	$0.50	$(0.01)	$0.49

Diluted earnings per share:
Continuing operations	$0.24	$0.02	$0.26
Discontinued operations	0.25	(0.03)	0.22
Total	$0.49	$(0.01)	$0.48

International Multifoods Corporation

Consolidated Statements of Earnings

(unaudited)

Twelve Months Ended March 2, 2002

(in millions, except per share data)
Net sales	$597.9
Cost of materials and production	(449.1)
Delivery and distribution	(48.1)

Gross profit	100.7
Selling, general and administrative	(71.4)
Unusual items	0.3

Operating earnings	29.6
Interest, net	(11.6)
Loss on cancellation of debt offering	(10.3)
Other income (expense), net	(0.2)

Earnings from continuing operations before income taxes	7.5
Income taxes	(2.5)

Earnings from continuing operations	5.0
Earnings from discontinued operations	4.2

Net earnings	$9.2

Basic earnings per share:
Continuing operations	$0.27
Discontinued operations	0.22

Total	$0.49

Diluted earnings per share:
Continuing operations	$0.26
Discontinued operations	0.22

Total	$0.48

Average shares outstanding:
Basic	18.9
Diluted	19.1

International Multifoods Corporation

Segment and Earnings Digest

(unaudited)

(in millions, except per share data)

FY 2002 - First Quarter Ended June 2

	Net Sales	Operating Costs	Operating Earnings Before Unusual Items	Unusual Items	Operating Earnings
U.S. Consumer Products	$—	$—	$—	$—	$—
U.S. Foodservice Products	52.5	(50.9)	1.6	—	1.6
Canadian Foods	59.9	(56.0)	3.9	—	3.9
Corporate	—	(2.9)	(2.9)	—	(2.9)
Total	$112.4	$(109.8)	$2.6	$—	$2.6

Reconciliation of operating earnings to net earnings:

	Before Unusual Items	Unusual Items	Total
Operating earnings	$2.6	$—	$2.6
Interest, net	(1.2)	—	(1.2)
Other income (expense), net	(0.2)	—	(0.2)

Earnings from continuing operations before income taxes	1.2	—	1.2
Income taxes	(0.4)	—	(0.4)

Earnings from continuing operations	0.8	—	0.8
Earnings from discontinued operations	1.3	—	1.3

Net earnings	$2.1	$—	$2.1

Basic earnings per share:
Continuing operations	$0.04	$—	$0.04
Discontinued operations	0.07	—	0.07

Total	$0.11	$—	$0.11

Diluted earnings per share:
Continuing operations	$0.04	$—	$0.04
Discontinued operations	0.07	—	0.07

Total	$0.11	$—	$0.11

International Multifoods Corporation

Consolidated Statements of Earnings

(unaudited)

First Quarter Ended June 2, 2001

(in millions, except per share data)
Net sales	$112.4
Cost of materials and production	(87.5)
Delivery and distribution	(8.5)

Gross profit	16.4
Selling, general and administrative	(13.8)

Operating earnings	2.6
Interest, net	(1.2)
Other income (expense), net	(0.2)

Earnings from continuing operations before income taxes	1.2
Income taxes	(0.4)

Earnings from continuing operations	0.8
Earnings from discontinued operations	1.3

Net earnings	$2.1

Basic earnings per share:
Continuing operations	$0.04
Discontinued operations	0.07

Total	$0.11

Diluted earnings per share:
Continuing operations	$0.04
Discontinued operations	0.07

Total	$0.11

Average shares outstanding:
Basic	18.8
Diluted	19.0

International Multifoods Corporation

Segment and Earnings Digest

(unaudited)

(in millions, except per share data)

FY 2002 - Second Quarter Ended September 1

	Net Sales	Operating Costs	Operating Earnings Before Unusual Items	Unusual Items	Operating Earnings
U.S. Consumer Products	$—	$—	$—	$—	$—
U.S. Foodservice Products	52.9	(51.5)	1.4	—	1.4
Canadian Foods	68.1	(62.3)	5.8	—	5.8
Corporate	—	(2.6)	(2.6)	(0.3)	(2.9)
Total	$121.0	$(116.4)	$4.6	$(0.3)	$4.3

Reconciliation of operating earnings to net earnings:

	Before Unusual Items	Unusual Items	Total
Operating earnings	$4.6	$(0.3)	$4.3
Interest, net	(1.3)	—	(1.3)
Other income (expense), net	(0.2)	—	(0.2)

Earnings from continuing operations before income taxes	3.1	(0.3)	2.8
Income taxes	(1.1)	0.1	(1.0)

Earnings from continuing operations	2.0	(0.2)	1.8
Earnings from discontinued operations	1.0	—	1.0

Net earnings	$3.0	$(0.2)	$2.8

Basic earnings per share:
Continuing operations	$0.11	$(0.01)	$0.10
Discontinued operations	0.05	—	0.05

Total	$0.16	$(0.01)	$0.15

Diluted earnings per share:
Continuing operations	$0.10	$(0.01)	$0.09
Discontinued operations	0.06	—	0.06

Total	$0.16	$(0.01)	$0.15

International Multifoods Corporation

Consolidated Statements of Earnings

(unaudited)

Second Quarter Ended September 1, 2001

(in millions, except per share data)
Net sales	$121.0
Cost of materials and production	(94.1)
Delivery and distribution	(8.9)

Gross profit	18.0
Selling, general and administrative	(13.4)
Unusual items	(0.3)

Operating earnings	4.3
Interest, net	(1.3)
Other income (expense), net	(0.2)

Earnings from continuing operations before income taxes	2.8
Income taxes	(1.0)

Earnings from continuing operations	1.8
Earnings from discontinued operations	1.0

Net earnings	$2.8

Basic earnings per share:
Continuing operations	$0.10
Discontinued operations	0.05

Total	$0.15

Diluted earnings per share:
Continuing operations	$0.09
Discontinued operations	0.06

Total	$0.15

Average shares outstanding:
Basic	18.8
Diluted	19.1

International Multifoods Corporation

Segment and Earnings Digest

(unaudited)

(in millions, except per share data)

FY 2002 - Third Quarter Ended December 1

	Net Sales	Operating Costs	Operating Earnings Before Unusual Items	Unusual Items	Operating Earnings
U.S. Consumer Products	$16.3	$(13.5)	$2.8	$—	$2.8
U.S. Foodservice Products	55.2	(54.0)	1.2	(0.3)	0.9
Canadian Foods	77.0	(69.5)	7.5	1.5	9.0
Corporate	—	(2.7)	(2.7)	—	(2.7)
Total	$148.5	$(139.7)	$8.8	$1.2	$10.0

Reconciliation of operating earnings to net loss:

	Before Unusual Items	Unusual Items	Total
Operating earnings	$8.8	$1.2	$10.0
Interest, net	(2.4)	—	(2.4)
Loss on cancellation of debt offerings	(10.3)	—	(10.3)
Other income (expense), net	(0.7)	—	(0.7)

Loss from continuing operations before income taxes	(4.6)	1.2	(3.4)
Income taxes	1.6	(0.1)	1.5

Loss from continuing operations	(3.0)	1.1	(1.9)
Earnings from discontinued operations	1.4	(0.1)	1.3

Net loss	$(1.6)	$1.0	$(0.6)

Basic loss per share:
Continuing operations	$(0.15)	$0.05	$(0.10)
Discontinued operations	0.07	—	0.07

Total	$(0.08)	$0.05	$(0.03)

Diluted loss per share:
Continuing operations	$(0.15)	$0.05	$(0.10)
Discontinued operations	0.07	—	0.07

Total	$(0.08)	$0.05	$(0.03)

International Multifoods Corporation

Consolidated Statements of Operations

(unaudited)

Third Quarter Ended December 1, 2001

(in millions, except per share data)
Net sales	$148.5
Cost of materials and production	(111.8)
Delivery and distribution	(11.5)

Gross profit	25.2
Selling, general and administrative	(16.4)
Unusual items	1.2

Operating earnings	10.0
Interest, net	(2.4)
Loss on cancellation of debt	(10.3)
Other income (expense), net	(0.7)

Loss from continuing operations before income taxes	(3.4)
Income taxes	1.5

Loss from continuing operations	(1.9)
Earnings from discontinued operations	1.3

Net loss	$(0.6)

Basic loss per share:
Continuing operations	$(0.10)
Discontinued operations	0.07

Total	$(0.03)

Diluted loss per share:
Continuing operations	$(0.10)
Discontinued operations	0.07

Total	$(0.03)

Average shares outstanding:
Basic	18.9
Diluted	19.1

International Multifoods Corporation

Segment and Earnings Digest

(unaudited)

(in millions, except per share data)

FY 2002 - Fourth Quarter Ended March 2

	Net Sales	Operating Costs	Operating Earnings Before Unusual Items	Unusual Items	Operating Earnings
U.S. Consumer Products	$93.4	$(83.9)	$9.5	$—	$9.5
U.S. Foodservice Products	55.2	(54.4)	0.8	(0.6)	0.2
Canadian Foods	67.4	(61.7)	5.7	—	5.7
Corporate	—	(2.7)	(2.7)	—	(2.7)
Total	$216.0	$(202.7)	$13.3	$(0.6)	$12.7

Reconciliation of operating earnings to net earnings:

	Before Unusual Items	Unusual Items	Total
Operating earnings	$13.3	$(0.6)	$12.7
Interest, net	(6.7)	—	(6.7)
Other income (expense), net	0.9	—	0.9

Earnings from continuing operations before income taxes	7.5	(0.6)	6.9
Income taxes	(2.8)	0.2	(2.6)

Earnings from continuing operations	4.7	(0.4)	4.3
Earnings from discontinued operations	1.2	(0.6)	0.6

Net earnings	$5.9	$(1.0)	$4.9

Basic earnings per share:
Continuing operations	$0.25	$(0.02)	$0.23
Discontinued operations	0.06	(0.03)	0.03

Total	$0.31	$(0.05)	$0.26

Diluted earnings per share:
Continuing operations	$0.24	$(0.02)	$0.22
Discontinued operations	0.06	(0.03)	0.03

Total	$0.30	$(0.05)	$0.25

International Multifoods Corporation

Consolidated Statements of Earnings

(unaudited)

Fourth Quarter Ended March 2, 2002

(in millions, except per share data)
Net sales	$216.0
Cost of materials and production	(155.7)
Delivery and distribution	(19.2)

Gross profit	41.1
Selling, general and administrative	(27.8)
Unusual items	(0.6)

Operating earnings	12.7
Interest, net	(6.7)
Other income (expense), net	0.9

Earnings from continuing operations before income taxes	6.9
Income taxes	(2.6)

Earnings from continuing operations	4.3
Earnings from discontinued operations	0.6

Net earnings	$4.9

Basic earnings per share:
Continuing operations	$0.23
Discontinued operations	0.03

Total	$0.26

Diluted earnings per share:
Continuing operations	$0.22
Discontinued operations	0.03

Total	$0.25

Average shares outstanding:
Basic	19.0
Diluted	19.3